FIRST AMENDMENT TO AGREEMENT OF SALE

This FIRST AMENDMENT TO AGREEMENT OF SALE (this “First Amendment”) is made effective as of the 18th day of April, 2019, by and by and among BARTON’S CROSSING LP, a Delaware limited partnership (“Barton’s Crossing Seller”), MAGAZINE CARLYLE STATION LP, a Delaware limited partnership (“Carlyle Station Seller”), MAGAZINE FOX RUN LP, a Delaware limited partnership (“Fox Run Seller”), MAGAZINE GLEN LP, a Delaware limited partnership (“Glen Seller”), MAGAZINE LIONSGATE LP, a Delaware limited partnership (“Lionsgate Seller”), MAGAZINE VILLAGE AT MCNAIR FARMS LP, a Delaware limited partnership (“McNair Farms Seller”), MAGAZINE WATKINS STATION LP, a Delaware Limited Partnership (“Watkins Station Seller”) (Barton’s Crossing Seller, Carlyle Station Seller, Fox Run Seller, Glen Seller, Lionsgate Seller, McNair Farms Seller, and Watkins Station Seller are each herein a “Seller” and collectively, the “Sellers”) and WASHINGTON REAL ESTATE INVESTMENT TRUST, a Maryland real estate investment trust (“Buyer”).
RECITALS

A.	The Parties entered into that certain Agreement of Sale dated April 2, 2019 (the “Agreement”); and

B.	The Parties desire to amend certain terms and conditions of the Agreement.
NOW, THEREFORE, in consideration of the above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Agreement in the manner set forth as follows:
AGREEMENT

1.	Capitalized terms used in this First Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

2.
Imminent Domain. Seller covenants and agrees that, during the pendency of the Agreement, it shall neither enter into any agreement with the Virginia Department of Transportation (“VDOT”), with respect to the condemnation matter referenced in that certain offer letter dated March 13, 2019, from VDOT to Carlyle Station Seller. Seller shall promptly (but in any event within two (2) Business Days after receipt or delivery, as applicable) provide Buyer with copies of all correspondence and notices received from or delivered to VDOT after the date hereof in connection with such condemnation matter. Seller agrees to notify VDOT of the pending sale of The Point at Bull Run Property and inform VDOT that Seller is not in a position to take any action with respect to such condemnation matter during the pendency of the closing of such sale. Following such closing, Buyer shall have to sole right to negotiate with VDOT regarding said condemnation matter.

3.
Deferred Maintenance; Purchase Price Reduction; Allocation among Properties. As a result of certain deferred maintenance identified by Buyer as a part of its due diligence of the Properties, at Closing, certain of the EAT Subsidiaries will be entitled to a credit against the

Purchase Price payable with respect to its Property, in accordance with the allocations set forth on Exhibit A.

4.	Ratification. Except as amended herein, the terms and provisions of the Agreement are hereby ratified and confirmed by the Parties and remain in full force and effect.

5.
Counterparts. This First Amendment may be executed in counterparts, each of which shall, for all purposes, be deemed an original but which together shall constitute one and the same instrument. The Parties may execute this First Amendment by facsimile or email signature, it being the intent of the Parties that such signatures constitute originals thereof. The Parties shall, as soon as reasonably practicable after the date of this First Amendment, exchange originally signed counterpart signature pages of this First Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this First Amendment effective on the date first above written.

SELLERS:

MAGAZINE BARTON’S CROSSING LP,
a Delaware limited partnership

By:	Barton’s Crossing GP, LLC,
a Delaware limited liability company, its General Partner

By:	__/s/ Robert Weiner______ Name: Robert Weiner Authorized Party:

[Signatures continue on next page]

MAGAZINE CARLYLE STATION LP,
a Delaware limited partnership

By:	Carlyle Station GP, LLC,
a Delaware limited liability company, its General Partner

By:	__/s/ Robert Weiner______ Name: Robert Weiner Authorized Party:

[Signatures continue on next page]

MAGAZINE GLEN LP,
a Delaware limited partnership

By:	Glen GP, LLC, a Delaware limited liability company, its General Partner

By:	__/s/ Robert Weiner______ Name: Robert Weiner Authorized Party:

[Signatures continue on next page]

MAGAZINE FOX RUN LP,
a Delaware limited partnership

By:	Fox Run GP, LLC, a Delaware limited liability company, its General Partner

By:	__/s/ Robert Weiner______ Name: Robert Weiner Authorized Party:

[Signatures continue on next page]

MAGAZINE LIONSGATE LP,
a Delaware limited partnership

By:	Lionsgate Mag GP, LLC,
a Delaware limited liability company, its General Partner

By:	__/s/ Robert Weiner______ Name: Robert Weiner Authorized Party:

[Signatures continue on next page]

MAGAZINE VILLAGE AT MCNAIR FARMS LP,
a Delaware limited partnership

By:	Village at McNair Farms GP, LLC,
a Delaware limited liability company, its General Partner

By:	__/s/ Robert Weiner______ Name: Robert Weiner Authorized Party:

[Signatures continue on next page]

MAGAZINE WATKINS STATION LP,
a Delaware limited partnership

By:	Watkins Station GP, LLC, a Delaware limited liability company, its General Partner

By:	__/s/ Robert Weiner______ Name: Robert Weiner Authorized Party:

[Signatures continue on next page]

BUYER: WASHINGTON REAL ESTATE INVESTMENT TRUST, a Maryland real estate investment trust By: __/s/ Taryn D. Fielder________ Name: Taryn D. Fielder Title: Senior Vice President & General Counsel

EXHIBIT A

SELLER ENTITY	EAT SUBSIDIARIES	PURCHASE PRICE CREDIT ALLOCATION
Barton’s Crossing LP	WashREIT Alexandria LLC	$720,000.00
Magazine Carlyle Station LP	WashREIT Bull Run LLC	$504,000.00
Magazine Fox Run LP	WashREIT Germantown LLC	$0.00
Magazine Glen LP	WashREIT Leesburg LLC	$155,925.00
Magazine Lionsgate LP	WashREIT Dulles LLC	$486,000.00
Magazine Village At McNair Farms LP	WashREIT McNair Farms LLC	$384,075.00
Magazine Watkins Station LP	WashREIT Watkins Mill LLC	$0.00

	TOTAL:	$2,250,000.00

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